Premises and Equipment	12 Months Ended
Dec. 31, 2012
Premises and Equipment

NOTE 5—PREMISES AND EQUIPMENT

Year-end premises and equipment were as follows.

	2012	2011
Land and improvements	$4,094	$4,094
Buildings and improvements	19,482	19,397
Furniture and equipment	19,180	18,498

Total	42,756	41,989
Accumulated depreciation	(25,590)	(24,215)

Premises and equipment, net	$17,166	$17,774

Depreciation expense was $1,493 and $1,551 for 2012 and 2011, respectively.

Rent expense was $344 and $322 for 2012 and 2011, respectively. Rent commitments under non-cancelable operating leases at December 31, 2012 were as follows, before considering renewal options that generally are present.

2013	$336
2014	269
2015	157
2016	115
2017	97
Thereafter	—

Total	$974

The rent commitments listed above are primarily for the leasing of five financial services branches.